Subsequent Events	12 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18 — SUBSEQUENT EVENTS

Subsequent PIPE Financing and Class B Share Conversion

On July 31, 2026, the Company entered into a securities purchase agreement with certain investors for the issuance of an aggregate of 8,840,000 units, each consisting of one Class A ordinary share and one warrant to purchase one Class A ordinary share, for an aggregate purchase price of US$154.7 million, payable in Bitcoin based on a contractual reference price of US$65,000 per Bitcoin.

On August 17, 2026, the Company amended the securities purchase agreement to provide for the issuance of the units in two releases. The first release comprised 7,913,563 units for an aggregate purchase price of US$138.5 million, and the second release comprised 926,437 units for an aggregate purchase price of US$16.2 million. The second release was subject to shareholder approval and an increase in the Company’s authorized share capital.

On July 31, 2026, holders of all 336,334 issued and outstanding Class B ordinary shares irrevocably elected to convert their shares into Class A ordinary shares on a one-for-one basis. Following the conversion, the Company had no outstanding Class B ordinary shares.

Amendment of 3i Convertible Notes and Third Closing

On August 5, 2026, the Company and 3i entered into an amendment to the First 3i Note issued on April 10, 2026 and the Second 3i Note issued on June 5, 2026, pursuant to which the Floor Price under the First 3i Note and the Second 3i Note was reduced from $0.30 per share to $0.22 per share. Except for this amendment, the remaining terms of the First 3i Note and the Second 3i Note remained in full force and effect.

On September 17, 2026, the Company and 3i entered into a further amendment to the 3i Securities Purchase Agreement, the First 3i Note and the Second 3i Note. Pursuant to the amendment, the floor price and related cash true-up provisions were removed from the First 3i Note, the Second 3i Note and any additional notes issued under the 3i Securities Purchase Agreement, and the parties agreed to permit multiple closings with respect to the remaining funding availability under the 3i Securities Purchase Agreement. Amendment of 3i Convertible Notes and Third Closing (cont.)

On the same date, pursuant to the amended 3i Securities Purchase Agreement, the Company issued and sold to 3i an additional senior secured convertible note in the original principal amount of $1,000,000 (the “Third 3i Note”) for a purchase price of $900,000, reflecting an original issue discount of 10%. The Third 3i Note has substantially the same terms as the First 3i Note and the Second 3i Note, except that the conversion price under the Third 3i Note is not subject to a floor price, the number of Class A ordinary shares issuable under the Third 3i Note is subject to a cap of 718,823 shares, and the Third 3i Note is subject to twelve equal monthly installment payments. If the share cap is reached, the Company is required to repay the Third 3i Note at an amount equal to 125% of the outstanding principal, interest, Make-Whole Amount and late charges then outstanding.

In connection with the Third Closing, the Company also made certain payments under the First 3i Note and the Second 3i Note and incurred related commissions and expenses.